Scott & Stringfellow, Inc.
Presentation
May 8, 2007

Charles H. Majors
President and Chief Executive Officer
628 Main Street
Danville, VA 24541
Phone:  434-773-2219
E-mail:  majorsc@amnb.com
Neal A. Petrovich
Senior Vice President  and
Chief Financial Officer
103 Tower Drive
Danville, VA 24540
Phone:  434-773-2242
E-mail:  petrovichn@amnb.com
Please visit us on the web at www.amnb.com
Contact Information

This presentation may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Corporation and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Corporation's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. American National Bankshares Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

American National
Bankshares Inc.

American National Bank
AND TRUST COMPANY

American National Profile

●
Founded in 1909
●
Headquartered in Danville, VA
●
Commercial and Retail Banking
●
Trust and Investment Services
●
Insurance
–
Title Insurance
–
Personal and business lines
●
Eighteen branch locations
●
Three loan production offices

American National
Bankshares Inc.

Bedford County
Lynchburg
Campbell County
Hurt
29
Franklin County
Virginia
40
Gretna
Pittsylvania County
57
Chatham
Halifax County
Virginia
41
360
Henry County
Virginia
Danville
58
58
29
86
Caswell County
North Carolina
Person County
North Carolina
Greensboro

Geographical Information
●
Danville Region
–
7 offices in City of Danville and
1 office in Yanceyville, NC
●
Southside Region
–
1 office each in Martinsville,
Collinsville, Ridgeway, South
Boston, Chatham, Gretna, and
a Loan Production Office in
Greensboro, NC
●
Lynchburg Region
–
3 offices in Lynchburg and 1
in Lovingston
–
Loan production office in
Lynchburg
–
New loan production office at Smith Mountain Lake (opened May 1, 2007 in temporary space)
●
Branch application and
permanent site selection in
process

Acquisition of Community First
Financial Corporation
●
Parent company of Community First Bank
●
Date Closed – April 1, 2006
●
Approximately $140 million in loans and deposits each
●
Growth market
●
Four excellent locations
●
Accretive to earnings per share

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$9,994
$11,426
2005
2006

14% increase
Net Income (thousands)

$1.95
$1.90
$1.85
$1.80
$1.75
$1.70
$1.81
$1.83
$1.90
$1.91
2005
2006
Diluted
Basic

Earnings Per Share

Balance Sheet Highlights – 3/31/07
●
$788 million in assets
●
$97 million in shareholders’ equity
●
$545 million in loans
●
$651 million in deposits and repurchase agreements

American National Bankshares Inc.

15%
20%
65%
27%
40%
33%
Danville
Southside
Lynchburg

Deposits
Loans
3/31/07
Deposit and Loan Distribution

New Loan Volume Q1 2007

American National Bankshares Inc.

$3,200
$2,800
$2,400
$2,000
$2,406
$2,704
Q1 '06
Q1 '07

In thousands
Up 12.4%
Net Income

American National Bankshares Inc.

$0.48
$0.47
$0.46
$0.45
$0.44
$0.43
$0.42
$0.41
$0.40
$0.44
$0.44
$0.44
$0.44
Q1 '06
Q1 '07
Basic
Diluted

No Change

Earnings Per Share

American National Bankshares Inc.

$590,000
$540,000
$490,000
$440,000
$390,000
$412,164
$544,162
Q1 -06
Q1-07

Up 32%
In thousands
Loans
(quarterly averages)

American National
Bankshares Inc.

2%
13%
16%
9%
36%
24%
Construction and Development
Commercial Real Estate
Residential
Home Equity
Commercial
Consumer

Loan Composition 3/31/07

$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07

In thousands
Nonperforming Assets

American National Bankshares Inc.

$700,000
$660,000
$620,000
$580,000
$540,000
$500,000
$537,699
$641,071
Q1-06
Q1-07

Up 19%
In thousands
Deposits and Repurchase Agreements
(quarterly averages)

American National Bankshares Inc.

7%
17%
19%
8%
11%
36%
Interest Bearing Demand
Noninterest Bearing Demand
Money Market
Savings
CD's
Repurchase Agreements

Deposit Composition 3/31/07

American National
Bankshares Inc.

$2,300
$2,200
$2,100
$2,000
$1,900
$1,800
$1,700
$1,901
$2,212
Q1-06
Q1-07

Up 16%
In thousands
Noninterest Income

	Q1 2007	Q1 2006	Change
Trust fees	$879	$755	16%
Service charges	622	571	9%
Mortgage banking fees	190	133	43%
Retail brokerage	89	125	-29%
Other	432	317	36%
TOTAL	$2,212	$1,901	16%

In thousands
Noninterest Income

American National Bankshares Inc.

$500,000
$490,000
$480,000
$470,000
$460,000
$450,000
$440,000
$430,000
$420,000
$410,000
$400,000
$430,100
$469,700
Q1 '06
Q1 '07
Assets Under Management

In thousands
Up 9.2%
Trust and Investment Services

Peer average 82/18
Net interest income is after loan loss provision
Revenue Components
Q1 2007

American National Bankshares Inc.

$5,400
$5,100
$4,800
$4,500
$4,200
$3,900
$4,383
$5,170
Q1-06
Q1-07

Up 18%
In thousands
Noninterest Expense

	Q1 2007	Q1 2006	Change
Salaries	$2,390	$1,984	20%
Benefits	$648	$649	0%
Occupancy and equipment	$829	$646	28%
Amortization	$94	$39	141%
Other	$1,209	$1,065	14%
Total	$5,170	$4,383	18%

In thousands
Noninterest Expense

Key Financial Ratios – Q1 2007
●
Return on average assets:                                   1.39%
–
Scott & Stringfellow peer group average:               1.06%*
●
Return on average equity:                                    11.35%
–
Scott & Stringfellow peer group average:                 11.52%*
●
Return on average tangible equity:                       15.81%
* Selected community banks and thrifts with market cap less than $1 billion.

Common Stock Information
●
Market:  Nasdaq Global Select Market
●
Symbol:  AMNB
●
Shares outstanding:  6.1 million
●
52 week range through 5/1/07:  $21.75 - $24.41
●
Closing price, 5/1/07:  $22.24
●
Avg daily volume (3 mo):  3,324 shares
●
Market cap:  $136 million

American National Bankshares Inc.

$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.66
$0.71
$0.75
$0.79
$0.83
$0.87
2001
2002
2003
2004
2005
2006

Dividends
●
Dividend:  $.22  per share quarterly
●
Dividend yield:  3.96% (at $22.24 per share)

Common Stock Ratios
●
Price to earnings (ttm):                                              12
–
Scott & Stringfellow peer group average:                        17 *
●
Price to book:                                                            1.5
–
Scott & Stringfellow peer group average:                        1.8 *
* Selected community banks and thrifts with market cap less than $1 billion.

Going Forward
●
Priorities:
–
Profitable growth
●
Higher growth in Lynchburg region
●
Maintain market share in Danville and Southside regions
●
Stable credit in older markets permits more aggressive underwriting in new markets
–
Look for opportunities in new markets with higher growth potential
–
Consider other acquisition opportunities
–
Relationship banking / exceptional customer service
–
Continue to control expenses
–
Maintain attractive dividend

Thank you!